Exhibit 3.66

Microfilm Number	Filed with the Department of State on NOV 21 1995

Entity Number 2665468	XXXXXX

Secretary of the Commonwealth

CERTIFICATE OF AMENDMENT-LIMITED PARTNERSHIP DSCB: 15-8512 (Rev 90)

In compliance with the requirements of 15 Pa.C.S. § 8512 (relating to certificate of amendment), the undersigned limited partnership, desiring to amend its Certificate of Limited Partnership, hereby certifies that:

1.	The name of the limited partnership is: FIFTEEN HORSHAM, L.P.

2.	The date of filing of the original Certificate of Limited Partnership is: 11/15/95

3.	(Check, and if appropriate complete, one of the following):

The amendment adopted by the limited partnership, set forth in full, is as follows:

The amendment adopted by the limited partnership is set forth in full in Exhibit A attached hereto and made a part hereof.

4.	(Check, and if appropriate complete, one of the following):

The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

The amendment shall be effective on at
Date Hour

5.	(Check if the amendment restates the Certificate of Limited Partnership):

The restated Certificate of Limited Partnership supersedes the original Certificate of Limited Partnership and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership has caused this Certificate of Amendment to be executed this 21st day of November, 1995.

See Attached Exhibit A

(Name of Partnership)

BY:	XXXXXX

(Signature)

TITLE:	XXXXXX

EXHIBIT A

AMENDED AND RESTATED
CERTIFICATE OF LIMITED PARTNERSHIP
OF
FIFTEEN HORSHAM, L.P.

1.	The name of the Partnership is Fifteen Horsham, L.P.

2.	The registered office of the Partnership in the Commonwealth of Pennsylvania is Horsham Business Center, 1155 Business Center Drive, Suite 150, Horsham, Montgomery County, PA 19044.

3.	The date of filing of the original certificate was November 15, 1995.

4.	C/N Oaklands I, Inc. is withdrawing as the General Partner of the Partnership, effective as to the date of filing this Certificate.

5.	Effective as to the date of filing, Witmer Operating Partnership I, L.P. is admitted as the General Partner of the Partnership. The name and address of the new General Partner of the Partnership is:

Witmer Operating Partnership I, L.P. Horsham Business Center, 1155 Business Center Driver, Suite 150 Horsham, PA 19044.

6.	This Certificate may be executed in separate counterpart copies, each of which shall be considered an original and all of which shall be one and the same Certificate.

WITHDRAWING GENERAL PARTNER:

C/N OAKLANDS I, INC.

	By:	/s/ Anthony A. Nichols

Name: Anthony A. Nichols
Title: President

NEW GENERAL PARTNER:

WITMER OPERATING PARTNERSHIP I, L.P.

	By:	BRT WITMER, INC.

	By:	/s/ Anthony A. Nichols

Name: Anthony A. Nichols
Title: President

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Certificate of Amendment-Domestic (15 Pa.C.S.)
Entity Number 2665968

Limited Partnership (§ 8512)
Limited Liability Company (§ 8951)

Name	"UNREADABLE TEXT"			Document will be returned to the name and address you enter to the left.

Address	"UNREADABLE TEXT"

	City	State	Zip Code

Fee: $52	Filed in the Department of State on Jun 06 2002

XXXXXX

ACTING Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/ Organization, hereby certifies that:

1.	The name of the limited partnership/limited liability company is: “ Fifteen Horsham, L.P.”

2.	The date of filing of the original Certificate of limited Partnership/Organization: 11-15-95

3.	Check and if appropriate complete one of the following:

The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4.	Check and if appropriate complete one of the following:

The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

The amendment shall be effective on _______ at ______
Date Hour

5.	Check if the amendment restates the Certificate of Limited Partnership Organization:

The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this 4th day of June, 2002 Fifteen Horsham, L.P.
Name of Limited Partnership/Limited Liability Company
Signature (See Exhibit B attached)
Title

EXHIBIT A

TO CERTIFICATE OF AMENDMENT

FIFTEEN HORSHAM, L.P.

Article 4 of the Certificate of Limited Partnership shall be amended, so that, as amended, Article 4 shall read as follows:

“Article 4. The address of this limited partnership’s registered office in this Commonwealth is: 401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462, Montgomery County.”

Article 7 of the Certificate of Limited Partnership shall be amended, so that, as amended, Article 7 shall read as follows:

“Article 7. The address of the office at which is kept a list of the names and addresses of the limited partners and their capital contributions is: 401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462, Montgomery County.”

EXHIBIT B

to

CERTIFICATE OF AMENDMENT

FIFTEEN HORSHAM, L.P.

By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, General Partner

By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

By:	/s/ Brad A. Molotsky

Brad A. Molotsky, Secretary